UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 14, 2022
AMERICAN STATES WATER COMPANY
(Exact name of registrant as specified in its charter)

California	001-14431		95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

630 East Foothill Blvd.	San Dimas	CA	91773-1212
(Address of Principal Executive Offices)			(Zip Code)
(909) 394-3600
Registrant's telephone number, including area code

GOLDEN STATE WATER COMPANY
(Exact name of registrant as specified in its charter)

California	001-12008		95-1243678
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

630 East Foothill Blvd.	San Dimas	CA	91773-1212
(Address of Principal Executive Offices)			(Zip Code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American States Water Company Common Shares	AWR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
Mr. Bryan K. Switzer, Vice President - Regulatory Affairs retired from Golden State Water Company (GSWC), a wholly owned subsidiary of American States Water Company (AWR), on January 14, 2022. GSWC and Mr. Switzer have entered into a retirement agreement and general release of claims. Under the retirement agreement, Mr. Switzer will remain eligible to receive his 2021 Aggregate Bonus as defined in the AWR 2021 Short-Term Incentive Program (2021 STIP), which was incorporated by reference to Exhibit 10.1 in a Form 8-K filed with the SEC on April 1, 2021. Mr. Switzer’s Aggregate Bonus under the 2021 STIP for the 2021 calendar year is subject to the terms and conditions of the 2021 STIP (other than Section 10 of the 2021 STIP regarding the effect of termination of employment). Mr. Switzer’s Aggregate Bonus, if any is earned, will be paid at the same time Aggregate Bonuses would normally be paid under the terms of the 2021 STIP. In consideration of GSWC’s and AWR’s performance under the retirement agreement, Mr. Switzer has agreed to sign a general release of claims.
GSWC and Mr. Switzer have also entered into a contract for professional services effective January 15, 2022 whereby Mr. Switzer has agreed to provide administrative support to top executives of GSWC. Mr. Switzer will be paid $125.00 per hour, with an eight hour minimum each week until termination of this contract for work and services. In the event that GSWC terminates this contract prior to July 1, 2022, Mr. Switzer will be entitled to an additional severance payment of $12,000. The contract shall continue in full force and binding effect until either party provides at least two weeks advance written notice to terminate the contract.
Copies of the retirement agreement and general release of claims, and contract for professional services are attached as Exhibits 10.1 and 10.2.

Section 9 - Financial Statements and Exhibits
Item 9.01.    Financial Statements and Exhibits
The following documents are filed as Exhibits to this report:

Exhibit No.	Description
Exhibit 10.1	Retirement Agreement and General Release of Claims between Golden State Water Company and Bryan K. Switzer effective January 14, 2022

Exhibit 10.2	Contract for Professional Services between Golden State Water Company and Bryan K. Switzer effective January 15, 2022

Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY:
January 21, 2022	/s/ Eva G. Tang
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer

GOLDEN STATE WATER COMPANY:
January 21, 2022	/s/ Eva G. Tang
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer and Secretary